UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2013 (May 10, 2013)

American Realty Capital Healthcare Trust II, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-184677	38-3888962
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 10, 2013, American Realty Capital Healthcare Trust II, Inc. (the “Company”), through a subsidiary of its operating partnership, closed its acquisition of the fee simple interest in a Fresenius dialysis center located in Winfield, Alabama. The seller of the property was TST Appleton South, LLC, an entity which has no material relationship with the Company, and the acquisition was not an affiliated transaction.

The property contains 5,564 rentable square feet and the tenant provides kidney dialysis services and renal care products for its patients.

The property is 100% leased to Fresenius Medical Care of Northwest Alabama, a subsidiary of Fresenius Medical Care Holdings, Inc., which guarantees the lease. The lease is net whereby the tenant is required to pay substantially all operating expenses, excluding all costs to maintain and repair the roof and structure of the building, in addition to base rent. The lease has an original 15-year term which commenced in March 2008 and expires in February 2023. The lease contains rental escalations of 10% every 5 years and has three renewal options of five years each. The annualized straight-line rental income for the initial term will be $0.2 million or $28.40 per rentable square foot.

The contract purchase price of the property was $1.9 million. The Company funded the acquisition of the property with proceeds from its ongoing public offering.

A copy of the press release announcing the Company’s acquisition of the Fresenius dialysis center is attached to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired (Lessees)

Set forth in this Item 9.01(a) are summary financial statements of the parent of the guarantor of the lease, Fresenius Medical Care AG & Co. KGaA (“Fresenius”), as described under Item 2.01 of this Current Report on Form 8-K. Fresenius currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Fresenius are taken from such filings:

	Three Months Ended	Years Ended
(Amounts in Thousands)	March 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Consolidated Condensed Statements of Income
Net revenue	$3,463,921	$13,800,282	$12,570,515	$11,844,194
Operating income	493,313	2,218,573	2,074,892	1,923,805
Net income	225,499	1,186,809	1,071,154	987,517

(Amounts in Thousands)	March 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Consolidated Condensed Balance Sheets
Total assets	$22,139,663	$22,325,998	$19,532,850	$17,094,661
Long-term debt and capital lease obligations	7,360,613	7,841,914	5,494,810	4,309,676
Total liabilities	12,244,196	12,595,478	11,061,342	9,291,041
Total shareholders	9,344,065	9,207,260	8,061,017	7,523,911”

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated May 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST II, INC.

Date: May 16, 2013	By:	/s/ Thomas P. D’Arcy
Thomas P. D’Arcy
Chief Executive Officer